STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 2000

PHOTO OF: HANDS ON GLOBE.


STEIN ROE EQUITY FUND

INTERNATIONAL FUND

           INTERNATIONAL FUND



LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS
================================================================================
From the President................................................   1
   Stephen E. Gibson's thoughts on international investing

Performance Summary...............................................   2

Questions & Answers...............................................   3
   International Fund -- An interview with Portfolio
   Managers Michael Ellis, Charles Roberts and Deborah Snee

Fund Highlights...................................................   6

Portfolios of Investments.........................................   8
   A complete list of investments with market values

Financial Statements..............................................   13
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   19

Financial Highlights..............................................   22
   Selected per-share data and ratios



                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
================================================================================
TO OUR SHAREHOLDERS
   I am pleased to present this semiannual report for the Stein Roe International Fund. For the six-months ended March 31, 2000, your Fund provided a total return of 9.45%.
   The Fund's six-month returns, while solid, lagged the results of the unmanaged Morgan Stanley Capital International Europe Australia Far East (EAFE) Index, as shown on page 2. As was the case with the U.S. stock market, global market gains were almost exclusively generated by a narrow group of telecommunications (telecom) and technology (tech) companies. Investors continued to pile into Japan's so-called new-economy stocks, abandoning industries dependent on a buoyant economy. Tech and telecom shares led the European markets by a wide margin as well, even though the continent began to show signs of an economic rebound.
   Although the Fund had its fair share of market-leading telecom and tech stocks, its diversification into other industries curtailed its short-term performance. As with any investment, however, it's important to maintain a long-term perspective.
   On the pages that follow, Michael Ellis, Charles R. Roberts and Deborah F. Snee, members of Newport Fund Management and portfolio managers for the Fund since March 15, 2000, detail the Fund's recent performance and strategy.
   As always, we thank you for choosing Stein Roe International Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /S/ Stephen E. Gibson
   Stephen E. Gibson
   President
   May 11, 2000


Photo of: Stephen E. Gibson

FUND PERFORMANCE
================================================================================
              SIX-MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                          Periods ended March 31, 1999

                                       SIX
                                     MONTHS        ONE       FIVE        LIFE
                                  (CUMULATIVE)    YEAR       YEARS     OF FUND+
                                  ---------------------------------------------
STEIN ROE INTERNATIONAL FUND          9.45%      22.66%       9.64%      7.02%
MSCI EAFE Index                      16.86       25.09       12.39      10.35*
================================================================================

+ Fund began operation on 3/1/94.

* 2/28/94

Due to market volatility after the close of the quarterly period, current performance is lower than shown.


INVESTMENT COMPARISON
================================================================================
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
Stein Roe International Fund


[LINE CHART]
                  Lipper International
                  Fund Average                                Stein Roe
                  (150 funds)            MSCI EAFE Index      International Fund
3/1/94            9565                   9569                 9760
3/31/95           9441                   10150                9535
3/31/96           11011                  11403                10914
3/31/97           12000                  11570                11586
3/31/98           14330                  13721                12675
3/31/99           14338                  14549                12317
3/31/00           19480                  18204                15106

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. The above illustration assumes a $10,000 investment on March 1, 1994, and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Lipper International Fund Average represents an average total return for mutual funds with similar investment objectives as the Fund (peer group) as calculated by Lipper, Inc. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

QUESTIONS & ANSWERS
================================================================================
AN INTERVIEW WITH CHARLES R. ROBERTS, MICHAEL ELLIS AND DEBORAH F. SNEE, PORTFOLIO MANAGERS OF STEIN ROE INTERNATIONAL FUND


                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Stein Roe International Fund seeks long-term growth and invests all of its assets in SR&F International Portfolio. The Portfolio invests primarily in stocks of large foreign companies. It seeks broad diversification both in terms of countries and issuers.

   FUND INCEPTION:
   March 1, 1994

   TOTAL NET ASSETS:
   $148.8 million


Effective March 15, 2000, Charles R. Roberts, Michael Ellis and Deborah F. Snee replaced Nicholas Ghajar as co-managers of the Fund. On that date, each of the co-managers became joint employees of Newport Fund Management, Inc., Stein Roe & Farnham, Inc. and Colonial Management Associates, Inc. (Colonial), an affiliate of Stein Roe. Both Colonial and Stein Roe are indirect, wholly-owned subsidiaries of Liberty Financial Companies.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2000?
A: The Fund's total return was 9.45% for the six-month period, compared to the gain of 16.86% for the unmanaged Morgan Stanley Capital International Europe, Australasia Far East (MSCI EAFE) Index.

Q: WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?
A: The previous investment management team had positioned the Portfolio to have a relatively large weighting in cyclical companies - in the paper, housing and other economically sensitive sectors--in anticipation of rebounding economic growth in Europe and Japan and stronger commodity prices. Unfortunately, the economies of both regions proved more sluggish than expected and commodity prices - other than oil - remained flat, putting pressure on cyclical stocks and causing the Portfolio to lag its benchmark.
   On a more positive note, the Portfolio was well-positioned in telecommunications and technology stocks, which led the world's markets during

Photos of:Charles R. Roberts, Michael Ellis and Deborah F. Snee

QUESTIONS & ANSWERS CONTINUED
================================================================================

the period. Fueled by the exploding demand for voice, data, Internet and wireless services, tech and telecom companies posted strong gains.

   One of the brightest spots for the Portfolio was Japanese telecommunications company NTT DoCoMo (2.96% of net assets), which was one of our largest holdings. Demand has been quite strong for DoCoMo's I-mode phones, which provide Internet access at very attractive prices. Dutch phone company KPN (0.80% of net assets) has over the last several years done a terrific job of transforming itself from a stodgy, state-owned, fixed-line telephone company into a dynamic communications company delivering cellular, fiber optics and Internet services.

Q: WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE ASSUMING MANAGEMENT OF THE FUND?
A: Perhaps the most noticeable change was the virtual elimination of cyclical stocks, a reflection of our preference for industry sectors which we believe offer more attractive opportunities for growth. Those sectors are: business services, consumer growth, financial services, health care, information technology, telecommunications and utilities. In selecting stocks for the Portfolio we look for growth companies with long-term, above average growth in excess of a company's host country's gross domestic product (GDP). These are generally companies with sound management, relatively predictable growth rates and low levels of debt.

Q: CAN YOU PROVIDE US SOME EXAMPLES OF RECENT ADDITIONS TO THE PORTFOLIO?
A: As mentioned before, the Portfolio had sizable holdings in telecommunications and technology stocks, so we concentrated our purchases in the other five sectors. In the business services sector, which is a prime beneficiary of the trend toward outsourcing various business functions, we purchased Capita (1.17% of net assets). This U.K.-based company is a leader in its industry, serving the government and education areas.
   Given the rather lackluster performance of the European and Japanese economies, we were very selective in the consumer sector. We concentrated our purchases in companies that have a track record of generating consistently good earnings and expanding market share no matter what the economic backdrop. In particular, we bought the well-known food concern Nestle (1.07% of net assets) and French health and beauty goods maker L'Oreal (1.04% of net assets).

Q: YOU SIGNIFICANTLY INCREASED THE PORTFOLIO'S HOLDINGS IN FINANCIAL SERVICES AS WELL. WHAT GROWTH TRENDS DID YOU IDENTIFY THERE?
A: The populations of Europe and Japan are aging at a much faster rate

QUESTIONS & ANSWERS CONTINUED
================================================================================

than that of the United States, but their pension funds are significantly underfunded. That's prompted a major move toward privately-run pension funds. Skandia (1.55% of net assets), a Swedish provider of mutual funds and other financial products, has benefited from the privatization trend, as well as tax law modifications designed to spur more retirement savings.

Q: WHAT'S AHEAD FOR WORLD MARKETS AND THE FUND?
A: Historically, Wall Street and overseas markets have generally moved in different directions, and we believe this will continue to be true in the long-term. In the short-term, however, the correlation is higher. This means that factors that cause volatility here also tend to create ripples worldwide. The Fed has been on an overt course of progressively raising interest rates in an attempt to cool the torrid pace of economic expansion and implicitly to preempt inflationary pressure.
   Higher interest rates tend to equate with lower price-earnings ratios (PEs). Recently, PEs have been high, by historical standards anyway, and this combination has led to considerable volatility, particularly in NASDAQ stocks through the first quarter of this year.
   Although the major overseas markets of Europe and Japan have been at different stages of their cycle, they have nevertheless been affected near term by these trends. We believe, however, that the rationale for worldwide diversification is exceptionally strong at this point. Japan's problems are well known and its economy, after a long period of recession, has shown signs of life; the Tokyo stock market index is still 50% lower than its peak 10 years ago. In Europe the benefits of economic, fiscal and monetary union are beginning to be felt and, after a decade, unemployment has begun to fall. The Fund is invested in large and high-quality companies which we believe are leaders in the segments driving growth over the next few years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of March 31, 2000, and are subject to change. The MSCI EAFE Index is an unmanaged group of stocks not associated with any Stein Roe fund; it is not available for direct investment. Foreign investments involve market, political and currency risks not generally associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.

FUND HIGHLIGHTS AS OF MARCH 31, 2000
================================================================================

                          SR&F INTERNATIONAL PORTFOLIO
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Vodafone Airtouch                  3.4      Nokia                           2.2
NTT Mobile Communications          3.0      Allianz                         2.1
Samsung Electronics                2.5      Ericsson                        2.1
Murata Manufacturing               2.3      Hutchison Whampoa               2.0
Takeda Chemical Industries         2.3      Ito En Ltd.                     2.0
                                            Total                          23.9%
================================================================================


                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                       MSCI
                                                PORTFOLIO          EAFE INDEX
                                               --------------------------------
Number of holdings                                  110                   --
Median Market Capitalization weighted ($ Mil)  19,147.2             10,995.9
================================================================================

PIE CHART:

                            ECONOMIC SECTOR BREAKDOWN

                                Equity Portfolio         MSCI EAFE
Technology                          33%                      9%
Comm Serv                           17%                     23%
Financials                          12%                     20%
Consumer - Staples                  12%                     14%
Health Care                         11%                      3%
Consumer - Cyclical                  8%                     10%
Capital Goods                        5%                      7%
Utilities                            2%                      3%
Basic Materials                                              4%
Transportation                                               2%
Energy                                                       4%
Unclassified                                                 1%

FUND HIGHLIGHTS CONTINUED
================================================================================
                              COUNTRY ALLOCATIONS

                                    International Fund           MSCI EAFE Index
Japan                               26.2%                        41.8%
United Kingdom                      19.9%                        17.7%
France                               9.7%                         5.8%
Netherlands                          8.0%                         3.6%
Germany                              6.5%                         4.9%
Sweden                               4.6%                         2.1%
Switzerland                          4.4%                         3.1%
Finland                              3.8%                         0.7%
Italy                                3.4%                         7.3%
Hong Kong                            3.2%                         3.0%
South Korea                          2.7%
Canada                               1.7%
Spain                                1.6%                         2.5%
Singapore                            1.4%                         1.2%
Belgium                              1.0%                         1.1%
Portugal                             0.8%                         0.6%
Israel                               0.5%
Malaysia                             0.3%
Philippines                          0.1%
Indonesia                            0.2%
Other Assets


Note: Holdings are disclosed as a percentage of SR&F International Portfolio's total investments. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The MSCI EAFEIndex has holdings in countries in which the Fund does not invest. As a result, do not total to 100% MSCI EAFE Index holdings shown.

SR&F INTERNATIONAL PORTFOLIO
================================================================================
INVESTMENT PORTFOLIO
March 31, 2000 (Unaudited, in thousands)


COMMON STOCKS - 105.9%                        COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 0.9%
   Heavy Construction-Non Building Construction
     Chareon Pokphand Indonesia (a)....            In          150       $    70
   Ever Shine Textile (a)..............            In           51             8
   Vivendi ............................            Fr            9         1,073
                                                                        --------
                                                                           1,151
FINANCE, INSURANCE & REAL ESTATE - 14.1%
   DEPOSITORY INSTITUTIONS - 3.6%
   Banca Fideuram SpA  ................            It          138         2,062
   Deutsche Bank AG ...................            DM           17         1,112
   Generale Banque  VVPR STRIP (a).....            Bg            1           (b)
   Lloyds TSB Group PLC................            KB          132         1,392
                                                                        --------
                                                                           4,566
   HOLDING & OTHER INVESTMENT OFFICES - 0.1%
   Fortis VVPR STRIP (a)...............            Bg          117             1
   Fortis (a)..........................            Bg           13            99
                                                                        --------
                                                                             100
   HOLDING COMPANIES - 2.7%
   Fortis Amev NV......................            Nt           35           884
   Hutchison Whampoa Ltd. .............            HK          142         2,562
                                                                        --------
                                                                           3,446
   INSURANCE CARRIERS -7.4%
   AXA  ...............................            Fr            8         1,181
   Aegon NV............................            Nt           26         2,075
   Allied Zurich PLC...................            KB          135         1,401
   Allianz AG .........................            DM            7         2,736
   Skandia Forsakrings AB .............            Sw           42         1,966
                                                                        --------
                                                                           9,359
   REAL ESTATE - 0.3%
   Real Estate
     IOI Properties Berhad  ...........            Ma          226           384

MANUFACTURING - 43.8%
   CHEMICALS & ALLIED PRODUCTS - 14.4%
   Altana AG  .........................            DM           19         1,406
   Ares-Serono Group (a)...............            SZ          (b)         1,466
   Christian Dior SA...................            FR            6         1,341
   Glaxo Holdings PLC  ................            KB           39         1,115
   KAO Corp.  .........................            Ja           52         1,590
   L'Oreal ............................            FR            2         1,323
   Roche Holding AG ...................            SZ          (b)         1,887
   SmithKline Beecham PLC .............            KB          134         1,771
   Takeda Chemical Industries Ltd. ....            Ja           41         2,914
   UCB SA  ............................            Bg           36         1,297
   Yamanouchi Pharmaceutical Co........            Ja           40         2,189
                                                                        --------
                                                                          18,299
   COMMUNICATION EQUIPMENT - 5.3%
   Racal Electronics PLC  .............            KB          261         1,756
   Sony Corp (New)  ...................            Ja            8         1,137
   Sony Corp. .........................            Ja            8         1,129
   LM Ericsson Telecommunications......            Sw           31         2,701
                                                                        --------
                                                                           6,723

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
================================================================================
                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - (CONTINUED)
   ELECTRONIC & ELECTRICAL EQUIPMENT - 2.3%
   Arm Holdongs PLC (a)................            KB           11       $   634
   Bowthorpe PLC ......................            KB           41           757
   STMicroelectronics NV...............            Nt            9         1,568
                                                                        --------
                                                                           2,959
   ELECTRONIC COMPONENTS - 9.4%
   Electrocomponents PLC  .............            KB           77           784
   Epcos AG............................            DM           10         1,253
   Koninklijke Philips Electric........                          9         1,456
   Murata Manufacturing Co., Ltd.  ....            Ja           12         2,915
   Rohm Co., Ltd.......................            Ja            7         2,364
   Samsung Electronics ................            Ko           21         3,227
                                                                        --------
                                                                          11,999
   FOOD & KINDRED PRODUCTS - 4.0%
   Carrefour SA  ......................            Fr            9         1,131
   Ito En, Ltd.  ......................            Ja           21         2,548
   Nestle AG  Registered Shares  ......            Sz            1         1,360
                                                                        --------
                                                                           5,039
   MACHINERY & COMPUTER EQUIPMENT - 3.4%
   Canon, Inc..........................            Ja           45         1,950
   Equant NV (a).......................            Nt           12         1,003
   Fujitsu Ltd.  ......................            Ja           45         1,380
                                                                        --------
                                                                           4,333
   MEASURING & ANALYZING INSTRUMENTS - 0.5%
   Marconi PLC.........................            KB           50           597

   MISCELLANEOUS MANUFACTURING - 1.9%
   Secom Co., Ltd.  ...................            Ja           28         2,399

   PRINTING & PUBLISHING - 0.5%
   Singapore Press Holdings Ltd........            Si           40           638

   STONE, CLAY, GLASS & CONCRETE - 0.1%
   Southeast Asia Cement Holdings, Inc. (a)        Ph       14,370           150

   HUMAN RESOURCE PROGRAMS  - 2.0%
   Adecco SA  .........................            Sz            2         1,215
   Altran Technologies SA .............            Fr            5         1,312
                                                                        --------
                                                                           2,527
RETAIL TRADE - 3.7%
   FOOD STORES - 1.0%
   Numico N.V..........................            Nt           36         1,312

   GENERAL MERCHANDISE STORES - 1.7%
   Seven-Eleven Japan Co., Ltd. .......            Ja           19         2,183

   HOME FURNISHINGS & EQUIPMENT - 1.0%
   Securitas AB, Class B  .............            Sw           53         1,282

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
================================================================================
                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
SERVICES - 17.8%
   BUSINESS SERVICES - 4.0%
   Baltimore Technologies PLC (a)......            KB            4       $   517
   CMG PLC ............................            KB           15         1,285
   Capita Group PLC ...................            KB           58         1,487
   Freeserve PLC (a)...................            KB           32           251
   Oracle Corp. Japan  ................            Ja            2         1,507
                                                                        --------
                                                                           5,047
   COMPUTER RELATED SERVICES - 8.3%
   Atos SA (a).........................            FR            6           765
   China.Com Corp. Class A (a).........            HK            3           275
   Cap Gemini S.A.  ...................            FR            8         2,266
   Datacraft Asia Ltd. ................            Si          140         1,309
   Dixons Group PLC ...................            KB          (b)           (b)
   Framtidsfabriken AB ................            Sw           10           251
   Hitachi Software Engineering Co., Ltd. (a)      Ja           13         1,621
   Infosys Technologies  ADR (a).......            In            1           199
   Orix Corp. .........................            Ja            9         1,371
   Pixelpark AG  ......................            DM            2           217
   Reuters Holdongs PLC ADR  ..........            KB            7           776
   Terra Networks  ADR (a).............            Sp            4           345
   Trend Micro Inc. ADR ...............            Ja           32           556
   Tietoenator Oyj  ...................            Fi           10           611
                                                                        --------
                                                                          10,562
   COMPUTER SOFTWARE - 3.3%
   Check Point Software Technology (a).                          2           323
   Logica PLC .........................            KB           42         1,418
   Misys PLC  .........................            KB           74         1,002
   SAP AG  ............................            DM            3         1,484
                                                                        --------
                                                                           4,227
   HEALTH SERVICES - 1.1%
   Sanofi-Synthelabo SA (a)............            Fr           36         1,352

   OTHER SERVICES - 1.1%
   Randstad Holding N.V.  .............            Nt           39         1,432

TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 25.6%
   COMMUNICATIONS - 7.5%
   ADVA AG Optical Networking (a)......            DM          (b)           246
   Cable & Wireless PLC ...............            KB           62         1,164
   Carlton Communications PLC..........            KB           83           981
   Intershop Communications AG (a).....            DM          (b)           249
   NortelNetworks Corp.................            Ca           18         2,319
   Orckit Communications Ltd. (a)......                          4           288
   Vodafone AirTouch PLC  .............            KB          781         4,334
                                                                        --------
                                                                           9,581
   GAS SERVICES - 1.2%
   Centrica PLC (a)....................            KB          406         1,550

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
================================================================================
                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - (CONTINUED)
   TELECOMMUNICATION - 16.9%
   Colt Telecom Group PLC (a)..........            KB           25      $  1,156
   Cable & Wireless HKT Ltd. (a).......            HK           91           237
   China Telecom Ltd. (a)..............            HK          142         1,257
   Energis PLC (a).....................            KB           13           582
   France Telecom S.A. ................            Fr            7         1,256
   Koninklijke KPN.....................            Nt            9         1,015
   Nokia OYJ  .........................            Fi           13         2,768
   NTT Data Communications Systems Co..            Ja          (b)         1,879
   NTT Mobile Communication Network (a)            Ja          (b)         3,771
   SK Telecom Co., Ltd.(a).............            Ko          (b)           358
   Seat Pagine Gialle SpA .............            It          240         1,174
   Sonera Group Oyj ...................            Fi           27         1,834
   Telecel-Comunicacaoes Pessoais, SA (a)          Pt           53         1,034
   Telecom Italia SpA .................            It          202         1,374
   Telefonica de Espana................            Sp           23         1,751
                                                                        --------
                                                                          21,446
                                                                        --------
TOTAL COMMON STOCKS (Cost of $112,680)                                   134,643
                                                                        --------
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS - 0.1%
Mining & Energy
   BG Transoc Holdings PLC
     7.000%   12/16/24.................            KB           25            40
     4.188%   12/14/22.................            KB           25            40
     7.053%   12/14/09.................            KB           25            39
                                                                        --------
TOTAL CORPORATE FIXED INCOME BONDS (Cost of $123)                            119
                                                                        --------
--------------------------------------------------------------------------------
WARRANTS - 0.1%
   Siam Commercial Bank................            Th           67            16
   Vivendi (a)   ......................            Fr           18            95
                                                                        --------
TOTAL WARRANTS (Cost of $0)............                                      111
                                                                        --------
--------------------------------------------------------------------------------
RIGHTS -  0.0%
   Lafarge.............................            Fr           12           (b)
                                                                        --------
TOTAL RIGHTS (Cost of $19).............                                      (b)
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost of $112,822) (c)                                 134,873
                                                                        --------

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
================================================================================
                                                               PAR         VALUE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 9.8%
Repurchase Agreement with SBC Warburg, Ltd. dated
   03/31/00, due 04/03/00 at 6.100%, collateralized
   by a U.S. Treasury Note Maturing in 2028
   (Repurchase Proceeds $12,532).......                    $12,526      $ 12,526
                                                                        --------

--------------------------------------------------------------------------------
Other Assets & Liabilities, Net (15.9%)                                 (20,176)
                                                                        --------
NET ASSETS -100.0%.....................                                 $127,223
                                                                        --------
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Rounds to less than one.
(c) On March 31, 2000, the cost of investments for federal income tax purposes was identical. Net unrealized appreciation was $22,051, consisting of gross unrealized appreciation of $28,466 and gross unrealized depreciation of $6,415.


SUMMARY OF SECURITIES BY
COUNTRY                                       COUNTRY        VALUE    % OF TOTAL
-------                                       -------        -----     ---------
Japan .................................            Ja      $35,403         26.2
United Kingdom.........................            KB       26,829         19.9
France.................................            Fr       13,095          9.7
Netherlands ...........................            Ne       10,745          8.0
Germany................................             G        8,703          6.5
Sweden.................................            Sw        6,200          4.6
Switzerland............................            Sz        5,928          4.4
Finland ...............................            Fi        5,213          3.8
Italy..................................            It        4,610          3.4
Hong Kong..............................            HK        4,331          3.2
Korea..................................            Ko        3,585          2.7
Canada.................................            Ca        2,319          1.7
Spain..................................            Sp        2,096          1.6
Singapore..............................            Si        1,947          1.4
Belgium................................            Be        1,397          1.0
Portugal...............................            Pt        1,034          0.8
Israel.................................            Is          611          0.5
Malaysia...............................            Ma          384          0.3
Indonesia..............................            In          277          0.2
Philippines............................            Ph          150          0.1
Thailand...............................            Th           16           (b)
                                                         ---------     --------
                                                          $134,873        100.0

                  Acronym                           Name
                  -------                           ----
                    ADR                  American Depositary Receipt
                   STRIP                Separately Traded Receipt of
                                           Interest and Principal

See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL PORTFOLIO
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
(All amounts in thousands, except per-share data)


ASSETS
Investments, at market value (cost $112,822).....................       $134,873
Short-term obligations...........................................         12,526
Cash including foreign currencies (cost $2,155)..................          1,101
Receivable for:
   Investments sold..............................................         15,459
   Dividends.....................................................          1,117
Other ...........................................................             28
                                                                        --------
   Total Assets..................................................        165,104
                                                                        --------
LIABILITIES
Payable for investments purchased................................         36,814
Accrued:
   Management fee................................................            108
   Transfer agent fee............................................              1
   Bookkeeping fee...............................................              2
Other............................................................            956
                                                                        --------
   Total Liabilities.............................................         37,881
                                                                        --------
   Net Assets....................................................       $127,223
                                                                        ========

See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL PORTFOLIO
================================================================================
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
(All amounts in thousands)

INVESTMENT INCOME
Dividends .......................................................      $  1,431
Interest ........................................................           267
                                                                       --------
                                                                          1,698
Foreign taxes withheld...........................................          (131)
                                                                       --------
Total investment income..........................................         1,567
                                                                       --------
EXPENSES
Management fee...................................................           565
Bookkeeping fee..................................................            14
Transfer agent fee...............................................             3
Audit & legal fees...............................................             8
Trustees' fee....................................................             7
Custodian fee....................................................            50
Other............................................................            20
                                                                      --------
Total expenses...................................................           667
                                                                       --------
   Net investment income.........................................           900
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments ................................         9,947
Net realized loss on foreign currency transactions...............          (220)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency transactions.............................         5,619
                                                                       --------
   Net gain......................................................        15,346
                                                                       --------
Increase in Net Assets Resulting from Operations.................      $ 16,246
                                                                       ========
See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL PORTFOLIO
================================================================================
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                            ENDED    YEAR ENDED
                                                        MARCH 31, SEPTEMBER 30,
                                                             2000          1999
                                                       ------------------------
OPERATIONS
Net investment income ................................. $     900     $   2,043
Net realized gain on investments and foreign
   currency transactions ..............................     9,727        11,812
Net change in unrealized appreciation/depreciation
   on investments and foreign currency transactions ...     5,619        22,685
                                                        ---------     ---------
Net increase in net assets resulting from operations ..    16,246        36,540
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions .........................................   348,415       152,210
Withdrawals ...........................................  (349,886)     (191,012)
                                                        ---------     ---------
Net decrease from transactions in investors'
   beneficial interest ................................    (1,471)      (38,802)
                                                        ---------     ---------
   Net increase (decrease) in net assets ..............    14,775        (2,262)
NET ASSETS
Beginning of period ...................................   112,448       114,710
                                                        ---------     ---------
End of period ......................................... $ 127,223     $ 112,448
                                                        =========     =========

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
(All amounts in thousands, except per-share data)




ASSETS
Investments in Portfolio, at value .................................. $ 127,082
Cash ................................................................       206
Receivable for fund shares sold .....................................    24,027
Other ...............................................................        16
                                                                      ---------
   Total Assets .....................................................   151,331
                                                                      ---------
LIABILITIES
Payable for fund shares repurchased .................................     2,421
Accrued:
   Administrative fee ...............................................        19
   Bookkeeping fee ..................................................         2
   Transfer agent fee ...............................................        30
Other ...............................................................        49
                                                                      ---------
   Total Liabilities ................................................     2,521
                                                                      ---------
   Net Assets ....................................................... $ 148,810
                                                                      =========
ANALYSIS OF NET ASSETS
Paid-in capital ..................................................... $ 119,030
Overdistributed net investment income ...............................    (1,279)
Accumulated net realized gain on investments and foreign currency
   transactions allocated from Portfolio ............................     9,473
Net unrealized appreciation on investments and foreign currency
   transactions allocated from Portfolio ............................    21,586
                                                                      ---------
   Net Assets ....................................................... $ 148,810
                                                                      =========
Shares outstanding (unlimited number authorized) ....................    11,508
                                                                      ---------
Net asset value per share ........................................... $   12.93
                                                                      =========

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL FUND
================================================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
(All amounts in thousands)

INVESTMENT INCOME
Dividend income allocated from Portfolio ............................  $  1,106
Interest income allocated from Portfolio ............................       574
                                                                       --------
                                                                          1,680
Foreign taxes withheld allocated from Portfolio .....................      (110)
                                                                       --------
Total investment income .............................................     1,570
                                                                       --------
EXPENSES
Expenses allocated from Portfolio ...................................       666
Administrative fees .................................................       100
Transfer agent fee ..................................................       166
Bookkeeping fee .....................................................        14
Trustees' fees ......................................................         5
Legal fee ...........................................................        17
Custodian fee .......................................................         1
Audit fee ...........................................................         5
Registration fee ....................................................        15
Reports to shareholders .............................................        10
Other ...............................................................        26
                                                                       --------
   Total expenses ...................................................     1,025
                                                                       --------
   Net investment income ............................................       545
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized gain on investments ....................................     9,778
Net realized (loss) on foreign currency transactions ................       (60)

Net change in unrealized appreciation/depreciation on
   investments and foreign currency transactions ....................     5,612
                                                                       --------
   Net gain .........................................................    15,330
                                                                       --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................  $ 15,875
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL FUND
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                      (UNAUDITED)
                                                       SIX MONTHS
                                                            ENDED    YEAR ENDED
                                                        MARCH 31, SEPTEMBER 30,
                                                             2000          1999
                                                      ----------- -------------
OPERATIONS
Net investment income ................................. $     545     $   1,541
Net realized gain (loss) on investments and foreign
   currency transactions allocated from Portfolio .....     9,718        11,901
Net change in unrealized appreciation/depreciation
   on investments and foreign currency transactions
   allocated from Portfolio ...........................     5,612        22,538
                                                        ---------     ---------
   Net increase in net assets resulting
      from operations .................................    15,875        35,980
                                                        ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ..............    (1,103)       (1,137)
Distributions from net realized capital gains .........    (1,585)          --
                                                        ---------     ---------
                                                           (2,688)       (1,137)
                                                        ---------     ---------
FUND SHARE TRANSACTIONS
Receipt for shares sold ...............................   533,196       266,314
Value of distributions reinvested .....................     1,987           777
Cost of shares repurchased ............................  (514,486)     (301,252)
                                                        ---------     ---------
Net increase (decrease) from fund share transactions ..    20,697       (34,161)
                                                        ---------     ---------
Net increase in net assets ............................    33,884           682
NET ASSETS
Beginning of period ...................................   114,926       114,244
                                                        ---------     ---------
End of period ......................................... $ 148,810     $ 114,926
                                                        =========     =========
Overdistributed Net Investment Income ................. $  (1,279)    $    (721)
                                                        ---------     ---------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold ..................................................    40,623        23,473
Issued for distributions reinvested ...................       155            76
Repurchased ...........................................   (38,790)      (26,503)
                                                        ---------     ---------
   Net increase (decrease) in fund shares .............     1,988        (2,954)
Shares outstanding at beginning of period .............     9,520        12,474
                                                        ---------     ---------

Shares outstanding at end of period ...................    11,508         9,520
                                                        =========     =========


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  UNAUDITED
================================================================================
(All amounts in thousands)


NOTE 1. ORGANIZATION
   Stein Roe International Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"), which seeks long-term growth of capital by investing primarily in a diversified mix of foreign securities.
The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, the Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2000, Stein Roe International Fund owned 99.9%, of the Portfolio.

================================================================================

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   The books and records of the Fund and Portfolio are maintained in U.S.
dollars.

SECURITY VALUATIONS
Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================
ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

CURRENCY TRANSACTIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using that day's currency exchange rates that represent the midpoint between the bid and asked rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Portfolio may enter into forward foreign currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no open contracts at March 31, 2000.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as "a regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
   The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At March 31, 2000, the Fund had no capital loss carryforwards.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
   Reclassifications in the Fund's accompanying analysis of net assets

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

could be made in 2000 in order to reflect differences between financial reporting and income tax results. The differences primarily relate to treatment of investments in passive foreign investment companies and foreign currency gains and losses.

================================================================================

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT & ADMINISTRATIVE FEES
The Fund and the Portfolio pay monthly management and admini-strative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment Advisor and Administrator. The management fee for SR&F International Portfolio is computed at an annual rate of 0.85% on the Portfolio's average daily net assets. The administrative fee for the Fund is computed at an annual rate of 0.15% of average daily net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of Liberty, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses.

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

================================================================================

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended March 31, 2000.

================================================================================

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 2000 were $107,917 and $94,725 respectively.

FINANCIAL HIGHLIGHTS
================================================================================

STEIN ROE INTERNATIONAL FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data
                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                       ENDED
                                                   MARCH 31,                          YEARS ENDED SEPTEMBER 30,
                                                        2000         1999           1998         1997          1996         1995
                                                    --------      --------      --------     --------      --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD............    $  12.07      $   9.16      $  11.79      $ 10.96       $ 10.25      $ 10.61
                                                    --------      --------      --------     --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)....................        0.05          0.14          0.07         0.06          0.09         0.12
   Net realized and unrealized gain (loss)
     on investments allocated from Portfolio....        1.09          2.87         (2.01)        0.99          0.74        (0.26)
                                                    --------      --------      --------     --------      --------      -------
     Total from investment operations...........        1.14          3.01         (1.94)        1.05          0.83        (0.14)
                                                    --------      --------      --------     --------      --------      -------
DISTRIBUTIONS
   Net investment income........................       (0.11)        (0.10)        (0.11)       (0.08)        (0.12)       (0.05)
   Net realized capital gains...................       (0.17)           --         (0.58)       (0.14)           --        (0.17)
                                                    --------      --------      --------     --------      --------      -------
     Total distributions........................       (0.28)        (0.10)        (0.69)       (0.22)        (0.12)       (0.22)
                                                    --------      --------      --------     --------      --------      -------
NET ASSET VALUE, END OF PERIOD..................    $  12.93      $  12.07      $   9.16     $  11.79      $  10.96      $ 10.25
                                                    ========      ========      ========     ========      ========      =======
Ratio of net expenses to average net assets.....        1.54%(d)      1.57%(b)      1.53%        1.55%         1.51%        1.59%
Ratio of net investment income to
   average net assets...........................        0.83%(d)      1.16%(b)      0.62%        0.55%         1.01%        1.41%
Portfolio turnover rate.........................         N/A           N/A            N/A          11%(c)        42%(c)       59%(c)
Total return ...................................        9.45%(e)     33.02%       (16.67)%       9.84%         8.23%       (1.28)%
Net assets, end of period (000's)...............    $148,810      $114,926      $114,244     $166,088      $135,545      $83,020

(a) Per share data was calculated using average shares outstanding during the period.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c)  Prior to commencement of operations of the Portfolio.
(d)  Annualized.
(e)  Not annualized.

================================================================================
SR&F INTERNATIONAL PORTFOLIO
                                  (UNAUDITED)
                                  SIX MONTHS                                        PERIOD
                                       ENDED                                         ENDED
                                   MARCH 31,      YEARS ENDED SEPTEMBER 30,  SEPTEMBER 30,
                                        2000           1999          1998           1997(A)
                                  ----------      ---------      --------    -------------
Ratio of net expenses to
   average net assets .......       1.00%(b)       1.03%         1.02%          0.98%(b)
Ratio of net investment
   income to average
   net assets................       1.36%(b)       1.70%         1.13%          1.58%(b)
Portfolio turnover rate......         78%            44%           32%            18%

(a)  From commencement of operations on February 3, 1997
(b)  Annualized


TO CONTACT US. . .
================================================================================

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays from 10 a.m. to 2 p.m. ET.


STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.


RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.


ADDITIONAL REPORTS
The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

INVESTMENT TRUST
================================================================================

TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor State
Street Bank and Trust Company
Custodian SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com



                        Liberty Funds Distributor, Inc.

                                                                DIR-03/093B-0400